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                                                                    EXHIBIT 10.6

                                     LEASE


     THIS LEASE, made as of this 23rd day of October, 1996, between LaSALLE NATIONAL TRUST, N.A., as Successor Trustee to LaSalle National Bank, not personally but solely as Trustee under Trust Agreement dated October 8, 1982 and known as Trust No. 105454 (hereinafter known as "Landlord"), and Option Care, Inc., a Delaware corporation (hereinafter known as "Tenant");

                                  WITNESSETH:

     THAT Landlord hereby leases to Tenant, and Tenant accepts the demised premises consisting of approximately 13,655 rentable square feet of space on the second floor and not more than 800 square feet of storage space on the lower level in the building (hereinafter known as "Building") known as the 100 Corporate North Building, Bannockburn, Illinois, all as described in the floor plans attached hereto as (i) Exhibits "A-1" and "A-2", for the term of five (5) years and six (6) months unless sooner terminated as provided herein, commencing November 1, 1996 ("Commencement Date") and ending May 31, 2002 ("Expiration Date") and (ii) approximately 5,190 rentable square feet as described on Exhibit "B," commencing June 1, 1997 ("Expansion Space Commencement Date"), subject to
Section 5 hereof, to be occupied and used by the Tenant for general offices and no other purpose, subject to the agreements herein contained (the space described in Exhibits "A-1" and "A-2" and Exhibit "B" shall hereinafter be referred to collectively as the "Premises." Exhibits "A-1" and "A-2" shall be referred to separately as the "Initial Space" and Exhibit "B," the "Expansion Space").

     IN CONSIDERATION THEREOF, THE PARTIES COVENANT AND AGREE:

     1. RENT. The Tenant shall pay as Net Base Rent for the Initial Space to Property & Facility Management Group LLC, or to such other person or at such other place as Landlord may direct in writing beginning on the Commencement Date, an Annual Base Rent of $187,756.20 payable in equal monthly installments of $15,646.35 in advance on or before the first day of each month of the term and
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thereafter as set forth in the rent schedule attached as Exhibit "C" and after the Expansion Space Commencement Date, as set forth in Exhibit "D," rent shall be paid without any set-off or deduction whatsoever. Unpaid rent shall bear interest at the rate set forth in Section 27(f), commencing on the eleventh
(11th) day after the date due until paid. Time is of the essence of this Lease. Tenant agrees to do and perform each and every covenant, agreement and obligation to be performed by Tenant hereunder.

     2. RENT ADJUSTMENT. Tenant shall pay additional annual rent for Taxes and Expenses in accordance with the provisions of this Section 2. Such additional rent is hereinafter referred to as "Rent Adjustment."

          (a)  Intentionally deleted.

          (b) (1) Tenant shall pay to the Landlord, as additional rent, an amount equal to that proportion of the amount of Taxes (as defined in Section 2(b)(2) attributable to any calendar year of the Lease term as the rentable area of the premises bears to the rentable area of the Building (such proportion hereinafter being called "Tenant's Proportion"). The amount of Taxes attributable to a calendar year shall be the amount payable during any such year, even though the assessment for such Taxes may be for a different year.

               (2) The term "Taxes" shall mean real estate taxes, assessments, sewer rents, sewer rates and sewer charges, transit taxes, taxes based upon the receipt of rent, and any other federal, state or local governmental charge, general, special ordinary or extraordinary which may now or hereafter be levied or assessed against the property upon which the Building stands and upon the Building, hereinafter collectively known as "Real Property." In case of special Taxes or assessments which may be payable in installments, only the amount of each installment paid during a calendar year shall be included in Taxes for that year. Taxes shall also include any personal property taxes (attributable to the year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances used in connection with said Real Property for the operation thereof and all fees and costs (including attorneys' fees) incurred by Landlord in seeking to obtain a reduction of, or a limit on the increase in,

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any Taxes, regardless of whether any reduction or limitation is obtained.

                    Notwithstanding the foregoing, there shall be excluded from
Taxes: income taxes, franchise, capital stock and state and federal inheritance taxes, all interest and penalties on such Taxes (to the extent such interest and penalties arise out of Landlords failure to pay the Taxes and not as a result of Tenants failure to pay Taxes), other taxes imposed upon or measured by the Landlords income or profits, unless the same shall be imposed in lieu of real estate taxes and other ad valorem taxes.

               (3) If the tax year for real estate taxes shall be changed by the applicable governmental authority resulting in the payment by the Landlord in one calendar year of Taxes which relate to more than one calendar year, then notwithstanding anything to the contrary contained in this Lease, for purposes of determining the Rent Adjustment for such calendar year, such amount of taxes shall be adjusted to an amount which is equivalent to a one-year payment of Taxes.

          (c) Tenant shall pay to the Landlord as additional rent Tenant's Proportion of the amount of Expenses (as herein defined) attributable to any calendar year of the Lease. For the purposes of this Section 2(c), the term "Expenses" shall mean and include all expenses paid or incurred by the Landlord for managing, maintaining, operating, insuring, replacing and repairing the Real Property, appurtenances and personal property used in conjunction therewith (hereinafter referred to as "Project"). Expenses shall not include: (1) costs of alterations of the premises of tenants of the Building; (2) expenses incurred by Landlord for repairs or other work occasioned by fire, windstorm, or other insurable casualty or condemnation, which expenses are recovered by insurance proceeds; (3) expenses incurred by Landlord to lease space to new tenants or to retain existing tenants, including, without limitation, leasing commissions, advertising and promotional expenditures; (4) expenses incurred by Landlord to resolve disputes, enforce or negotiate lease terms with prospective or existing tenants or in connection with any financing, sale or syndication of the Property; (5) Interest, principal, points and fees, amortization or other costs associated with any debt and rent payable under any lease to which this Lease is subject and all costs and expenses associated with any such debt or lease and any ground lease rent, irrespective of whether this Lease is subject or

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subordinate thereto; (6) expenses for the replacement of any item reimbursed to
Landlord under warranty; (7) any penalty or fine incurred by Landlord due to Landlord's violation of any federal, state, or local law or regulation and any interest or penalties due for late payment by Landlord; (8) cost of correcting any latent defects or original design defects in the Building construction materials or equipment, but only to the extent such costs relate to the structural systems of the Building; (9) expenses for any item or service not made available by Landlord to all tenants of the Building which Tenant pays directly to a third party or, if provided by Landlord, Tenant separately reimburses Landlord and expenses incurred by Landlord due to special request of tenants or third parties to the extent the same are reimbursable or reimbursed from any other tenants or third parties; (10) fees paid to affiliates of Landlord to the extent that such fees exceed the customary amount charged for the services provided; (11) the operating expenses incurred by Landlord relative to retail stores, hotels and any specialty service owned and operated by Landlord in the Building or on the Property; (12) costs of sculptures, paintings and other objects of art; and (13) costs associated with the removal of substances considered to be detrimental to the environment or the health of occupants of the Building, except for those costs as a result of Tenant's, its employees', contractors', or invitees' introduction of such substances, which shall be remediated at the sole cost of Tenant. Expenses shall include (i) the cost of any capital expenditures incurred in connection with the operation or maintenance of the Project, as reasonably amortized by Landlord; such capital expenditures include without limitation the cost of any capital improvements installed for the purposes of reducing or controlling Expenses; and (ii) the cost of any capital improvements which are necessary to keep the Project in compliance with all governmental rules, regulations, ordinances and statutes. If the building is not fully rented during all or a portion of any year subsequent to the Base Year, then Landlord may elect to make an appropriate adjustment of the Expenses for such year employing sound accounting and management principles, to determine the amount of Expenses that would have been paid or incurred by the Landlord had the Building been fully occupied; and the amount so determined shall be the amount of Expenses attributable to such year. If any Project expense, though paid in one year, relates to more than one calendar year, at the option of Landlord such expenses may be proportionately allocated among such related calendar years.

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          (d)  In the event the Renewal Option (as hereinafter defined) is exercised, then on the anniversary date of the commencement of the Renewal Term, and on each anniversary date thereafter, Tenant shall pay Landlord as additional rent, a compounded increase of three percent (3%) of the Annual Base Rent as determined pursuant to Section 26 of this Lease.

          (e) Upon possession and acceptance of the demised premises by Tenant as set forth in this Lease, and after the expiration of each calendar year thereafter, Tenant will pay the Rent Adjustment in the amounts and at the times provided herein and according to the statement ("Landlord's Statement") furnished to Tenant by Landlord showing the following:

               (1)  The Expenses and Taxes for said expired calendar year.

               (2) The amount of Rent Adjustment due to the Landlord or credit to the Tenant for said expired calendar year.

               (3) The amount of Rent Adjustment to be paid during the then calendar year (and thereafter until receipt of a new Landlord's Statement) based upon the Rent Adjustment for said expired calendar year plus the estimated Rent Adjustment for the then calendar year. The amount of Rent Adjustment to be paid during the then calendar year shall be broken down to show:

                    (i) a lump sum due for the number of months of the then calendar year preceding and including the month of the date of the Landlord's Statement; and

                    (ii) the amount for the period of the then calendar year following the date of the Landlord's Statement to be paid in equal monthly installments on the first day of each month subsequent to the month of the statement during said period in the same manner as provided for Base Rent.

               (4)  A copy of the most recent tax bill.

          (f) The Tenant or its representative shall have the right to examine the Landlord's books and records with respect to the items in the Landlord's Statement of Expenses and Taxes during normal business hours at any time within forty-five (45) days

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following the furnishing by the Landlord to the Tenant of such statement. Unless the Tenant shall take written exception to any item within sixty (60) days after the furnishing of the Landlord's Statement, such statement shall be considered as final and accepted by the Tenant. Any amount due to the Landlord as shown on Landlord's Statement, whether or not written exception is taken thereto, shall be paid by the Tenant within thirty (30) days after the Landlord shall have submitted the Landlord's Statement, without prejudice to any such written exception.

          In the event Tenant provides Landlord with timely written objection to any amounts on the Landlord's Statement then such objection shall be submitted to one of three independent Certified Public Accountants ("CPA") to be chosen by Tenant from a list of three CPAs selected by Landlord. The three CPAs chosen by Landlord and submitted to Tenant shall be selected from the "big six." The decision of the selected CPA shall be final and binding on Landlord and Tenant. If Tenants review shall disclose an inaccuracy in favor of Landlord greater than a 5% error with respect to the amount due from Tenant for the period of the Landlord's Statement, then Landlord shall pay the reasonable cost of the CPA; otherwise the cost of the CPA shall be paid by Tenant. Landlord shall promptly pay to Tenant any amounts shown by the audit to have been collected by Landlord but not due from Tenant.

          (g) If the first year of the term of this Lease commences on any day other than the first day of January, or if the last year of the term of this Lease ends on any day other than the last day of December, any payment due to the Landlord from the Tenant for Taxes and Expenses shall be prorated according to the time the Lease was in effect and the Tenant shall pay any amount due to the Landlord within thirty (30) days after being billed therefor. This covenant shall survive the expiration or termination of this Lease.

          (h) The Tenant's Proportion for all purposes of this Lease shall be thirteen and eighty-four hundredths (13.84%) Percent from the Commencement Date to the Expansion Space Commencement Date and nineteen and one-tenth (19.10%) percent from and including the Expansion Space Commencement Date to and including the Expiration Date. For the purpose of determining the Tenants Proportion the rentable square feet of the Building shall be 98,680.

                                       6
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     3.   SERVICE.  The Landlord shall furnish:

          (a) Air-cooling when necessary to provide comfortable temperature conditions under normal business operations and, in the absence of the use of machines or equipment which affect the temperature otherwise maintained in the Premises, daily from 8:00 A.M. to 6:00 P.M. (Saturdays 8:00 A.M. to 1:00 P.M.), Sundays and holidays excepted. Whenever nonstandard heat generating machines or equipment (excluding reasonable standard office equipment such as personal computers, copy machines, fax machines, telephones) are used by Tenant in the Premises which affect the temperature otherwise maintained by the air-cooling system, Landlord reserves the right to install supplementary air-conditioning units in the demised premises, and the expense of installation, operation and maintenance shall be paid by Tenant. The expense resulting from the operation and maintenance of the supplementary air-conditioning system shall be paid by the Tenant to the Landlord as additional rent at rates fixed by Landlord. Provided, however, such rates shall be the same as charged to other tenants in the Building. The Landlord agrees to furnish heat to the demised premises, when required by law on business days from 8:00 A.M. to 6:00 P.M. and on Saturdays from 8:00 A.M. to 1:00 P.M. Landlord's obligations to furnish heat and air cooling shall be subject to the voluntary and mandatory regulations or laws of public authorities. In the event that Tenant desires heating or air cooling services after hours, Tenant shall give Landlord at least two business days written notice of such desired services. Tenant shall pay for such services, as additional rent at rates fixed from time to time by Landlord. The rate in effect and to be charged by the Landlord at the Commencement Date shall be $50.00 per hour.

          (b) Cold water in common with other tenants for drinking, lavatory and toilet purposes drawn through fixtures installed by the Landlord, or by Tenant in the demised premises with Landlord's written consent provided that Tenant shall not needlessly waste such water, and heated water in common with other tenants for lavatory purposes from regular Building supply. Tenant shall pay Landlord as additional rent at rates fixed by Landlord for water furnished for any other purpose.

          (c) Customary janitor service and customary cleaning in and about the demised premises, Saturdays, Sundays and holidays excepted. The Tenant shall not provide any janitor service or

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cleaning without the Landlord's written consent and then only subject to supervision of Landlord and at Tenant's sole responsibility and by janitors or cleaning contractors or employees at all times satisfactory to Landlord. The janitor service to be provided at the Commencement Date is described on attached Exhibit E and shall thereafter be subject to such changes or modifications as reasonably required by Landlord.

          (d) Automatic passenger elevator service. Freight service subject to scheduling by Landlord.

          (e) Electricity for the demised premises shall not be furnished by Landlord, but shall be furnished by the approved electric utility company serving the area. Landlord shall permit the Tenant to receive such service direct from such public utility company at Tenant's cost, and shall permit Landlord's wire and conduits, to the extent available, suitable and safely capable, to be used for such purposes. Tenant shall make all necessary arrangements with the local utility company for metering and paying for electric current furnished by it to Tenant and Tenant shall pay for all charges for electric current consumed on the demised premises during Tenant's occupancy thereof. The electricity used during the performance of janitor service, the making of alterations or repairs in the demised premises, and for the operation of the Building's air-conditioning system at times other than as provided in Paragraph (a) hereof, or the operation of any special air-conditioning systems which may be required for data processing equipment or for other special equipment or machinery installed by Tenant, shall be paid for by Tenant. Tenant shall make no alterations or additions to the electric equipment and/or appliances without the prior written consent of the Landlord in each instance. Tenant also agrees to purchase from the Landlord or its agents all lamps, bulbs, ballast and starters used in the demised premises after the installation thereof so long as Landlord replaces all bulbs within a reasonable period of time. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation.

     The Landlord does not warrant that any of the services above mentioned will be free from interruptions caused by war, insurrection, civil commotion, riots, acts of God or the enemy, governmental action, repairs, renewals, improvements, alterations,

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strikes, lockouts, picketing, whether legal or illegal, accidents, inability of the Landlord to obtain fuel or supplies or any other cause or causes beyond the reasonable control of the Landlord. Any such interruption of service shall never be deemed an eviction or disturbance of the Tenant's use and possession of the premises or any part thereof, or render the Landlord liable to the Tenant for damages, or relieve the Tenant from performance of the Tenant's obligations under this Lease.

     4. CONDITION OF PREMISES. The Tenant's taking possession shall be conclusive evidence as against the Tenant that the demised premises were in good order and satisfactory condition when the Tenant took possession except for a list of items to be completed or repaired, signed by Landlord and Tenant. No promise of the Landlord to alter, remodel, decorate, clean or improve the demised premises or the Building and no representation respecting the condition of the demised premises or the Building have been made by the Landlord to the Tenant, unless the same is contained herein, or made a part hereof, or in a written document signed by Landlord. This Lease does not grant any rights to air over property.

     5. EXPANSION SPACE POSSESSION. If the Landlord shall be unable to give possession of the Expansion Space on the Expansion Space Commencement Date by reason of the following: (i) the Landlord has not substantially completed the Tenant Improvements (as hereinafter defined in the Work Letter attached to and made a part of this Lease), (ii) the Landlord is unable to give possession of the Expansion Space by reason of the holding over or retention of possession of any tenant, tenants or occupants, or (iii) for any other reason, Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances the rent reserved and covenanted to be paid herein for the Expansion Space shall not commence until the Expansion Space is available for occupancy by Tenant, and no such failure to give possession of the Expansion Space on the Expansion Space Commencement Date shall affect the validity of this Lease or the obligation of the Tenant hereunder. At the option of Landlord to be exercised within thirty (30) days of the delayed delivery of possession to Tenant, the Lease shall be amended so that the term shall be extended by the period of time possession is delayed. If the Expansion Space is ready for occupancy prior to the date of the Expansion Date Commencement Date and Tenant occupies the Expansion Space prior to said date, Tenant shall pay rental for the period of

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occupancy prior to the Expansion Space Commencement Date at the rent stated in
Exhibit "D." The Expansion Space shall be deemed ready for Tenant's occupancy and substantially complete on the Expansion Space Commencement Date if only punchlist items of construction, decoration or mechanical adjustments remain to be completed in the Expansion Space or any part thereof, or if the delay in the availability of the Expansion Space for occupancy shall be due to special work, changes, alterations or additions required or made by Tenant in the layout or finish of the Expansion Space or any part thereof or shall be caused in whole or in part by Tenant through the delay of Tenant in submitting plans, supplying information, approving plans, specifications or estimates, giving authorizations or otherwise or shall be caused in whole or in part by delay and/or default on the part of Tenant and/or its subtenant or subtenants. In the event of any dispute as to whether the Expansion Space is ready for Tenant's occupancy or as to whether the delay in the availability of the Expansion Space for occupancy is the result of the aforementioned acts or omissions of Tenant, the decision of Landlord's architect shall be final and binding on the parties.

          In the event the Landlord shall be unable to obtain possession of the Expansion Space from the current tenant, Lumbermans Mutual Casualty Company ("Lumbermans") and commence the Tenant Improvements on or prior to August 1, 1997 (the "First Termination Date"), Tenant shall have the option ("First Termination Option") to terminate the Lease by written notice of such termination delivered to Landlord on or prior to the expiration of five (5) days after the First Termination Date. In the event Landlord obtains possession of the Expansion Space from Lumbermans but is unable to substantially complete the Tenant Improvements or deliver possession of the Expansion Space on or prior to November 1, 1997 (hereinafter referred to as the "Second Termination Date"), Tenant shall have the option ("Second Termination Option") to terminate the Lease by written notice of such termination delivered to Landlord on or prior to the expiration of five (5) days after the Second Termination Date. Provided, however, that Landlord's obligation to pay broker commissions are subject to and conditioned upon the provisions of Paragraph 27(k) of this Lease. Landlord shall not be deemed in default with respect to delivery of possession or substantial completion of Tenant's Improvements, if the failure to timely perform is due in whole or in part to any strike, labor trouble

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(whether legal or illegal), civil disorder, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, shortages, accidents, casualties, Acts of God, acts, omissions or delays of or caused by Tenant or any other cause beyond the reasonable control of the Landlord. In such event the First Termination Date and the Second Termination Date as the case may be shall be extended, by the number of days possession or substantial completion has been delayed by such act or events.

     6. USE OF PREMISES. The Tenant shall occupy and use the demised premises during the term for the purpose above specified and none other and shall comply with the following provisions concerning use:

          (a) the Tenant will not make or permit to be made any use of the demised premises which, directly or indirectly is forbidden by public law, ordinance or governmental regulation or which may by dangerous to persons or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operations; the Tenant shall not do, or permit to be done, any act or thing upon the demised premises which will be in conflict with fire insurance policies covering the Building of which the demised premises form a part. The Tenant, at its sole expense shall comply with all rules, regulations or requirements of the local Inspection and Rating Bureau, or any other similar body, and shall not do, or permit anything to be done upon said premises, or bring or keep anything thereon in violation of rules, regulations or requirements of the Fire Department, local Inspection and Rating Bureau, Fire Insurance Rating Organization or other authority having jurisdiction and then only in such quantity and manner of storage as not to increase the rate of fire insurance applicable to the Building.

          (b) Tenant agrees that it will not use, handle, generate, treat, store or dispose of, or permit the use, handling, generation, treatment, storage or disposal of any Hazardous Materials in, on, under, around or above the demised premises now or at any future time and will indemnify, defend and save Landlord harmless from any and all actions, proceedings, claims, costs, expenses and losses of any kind, including, but not limited to, those arising from injury to any person, including death, damage to or loss of use or value of real or personal property, and costs of

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investigation and cleanup or other environmental remedial work, which may arise in connection with the existence of hazardous materials on the demised premises during the term hereof. The term "Hazardous Materials", when used herein, shall include, but shall not be limited to, any substances, materials or wastes that are regulated by any local governmental authority, the state where the demised premises is located, or the United States of America because of toxic, flammable, explosive, corrosive, reactive, radioactive or other properties that may be hazardous to human health or the environment, including asbestos and including any materials or substances that are listed in the United States Department of Transportation Hazardous Materials Table, as amended 49 C.F.R. 172.101, or in the Comprehensive Environmental Response, Compensation and Liability Act, as amended 42 U.S.C. subsections 9601 et seq, or the Resources Conservation and Recovery Act, as amended, 42 U.S.C. subsections 6901, et seq, or any other applicable governmental regulation imposing liability or standards of conduct concerning any hazardous, toxic or dangerous substances, waste or material, now or hereafter in effect.

          Tenant does hereby indemnify, defend and hold harmless the Landlord and its agents and their respective officers, directors, beneficiaries, shareholders, partners, agents and employees from all fines, suits, procedures, claims and actions of every kind, and all costs associated therewith (including reasonable attorneys' and consultants' fees) arising out of or in any way connected with any deposit, spill, discharge or other release of Hazardous Materials that occurs during the term of this Lease, at or from the Premises, which arises at any time from Tenant's use or occupancy of the Premises, or from Tenant's failure to provide all information, make all submissions, and take all steps required by all applicable governmental authorities. Tenant's obligations and liabilities under this Paragraph 6b shall survive the expiration of this Lease.

          (c) no sign shall be installed by Tenant outside the demised premises and any sign installed in the demised premises shall be installed by Landlord at Tenant's cost and in such manner, character and style as Landlord may approve in writing:

          (d) the Tenant shall not advertise the business, profession or activities of the Tenant conducted in the Building in

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any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities, and shall not use the name of the Building for any purpose other than that of the business address of the Tenant, and shall never use any picture or likeness of the Building in any circular, notices, advertisements or correspondence without the Landlord's express consent in writing;

          (e) the Tenant shall not obstruct, or use for storage, or for any other purpose other than ingress and egress, the sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways of the Building;

          (f) no bicycle or other vehicle and no dog or other animal or bird shall be brought or permitted to be in the Building or any part thereof;

          (g) the Tenant shall not make or permit any noise or odor that is objectionable to other occupants of the Building to emanate from the demised premises, and shall not create or maintain a nuisance thereon, and shall not disturb, solicit or canvass any occupant of the Building, and shall not do any act tending to injure the reputation of the Building;

          (h) the Tenant shall not install any musical instrument or equipment in the Building or any antennas, aerial wires or other equipment inside or outside the Building, without, in each and every instance, prior approval in writing by the Landlord. The use thereof, if permitted, shall be subject to control by the Landlord to the end that others shall not be disturbed or annoyed;

          (i) the Tenant shall not waste water by tying, wedging or otherwise fastening open, any faucet;

          (j) no additional locks or similar devices shall be attached to any door or window. No keys for any door or window other than those provided by the Landlord shall be made. If more than two keys for one lock are desired by the Tenant, the Landlord may provide the same upon payment by the Tenant. Upon termination of this Lease or of the Tenant's possession, the Tenant shall surrender all keys of the demised premises and shall make known to

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the Landlord the explanation of all combination locks on safes, cabinets and vaults;

          (k) the Tenant shall be responsible for the locking of doors in and to the demised premises. Any damage resulting from neglect of this clause shall be paid for by the Tenant;

          (l) if the Tenant desires telegraphic, telephonic, card key service, burglar alarm or signal service, the Landlord will, upon request, direct where and how connections and all wiring for such service shall be introduced and run. Without such directions, no boring, cutting or installation of wires or cables is permitted;

          (m) shades, draperies or other forms of inside window covering must be of such shape, color and material as approved by the Landlord;

          (n) the Tenant shall not overload any floor. Safes, furniture and all large articles shall be brought through the Building and into the demised premises at such times and in such manner as the Landlord shall direct and at the Tenant's sole risk and responsibility. The Tenant shall list all furniture, equipment and similar articles to be removed from the Building, and the list must be approved at the Office of the Building or by a designated person before Building employees will permit any article to be removed.

          (o) unless the Landlord gives advance written consent in each and every instance, the Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air-conditioning apparatus in or about the demised premises, or carry on any mechanical business therein, or use the demised premises for housing accommodations or lodging or sleeping purposes, or do any cooking therein or install or permit the installation of any vending machines, or use any illumination other than electric light, or use or permit to be brought into the Building any inflammable oils or fluids such as gasoline, kerosene, naphtha and benzene, or any explosive or other articles hazardous to persons or property. Notwithstanding anything in this subsection (o) or the Lease to the contrary, Tenant may operate and maintain a machine for dispensing beverages such as soft drinks and soda pop, a microwave oven, a coffee maker, a refrigerator, and a dishwasher for the exclusive use and enjoyment by and of its employees;

          (p) the Tenant shall not place or allow anything to be against or near the glass of partitions, doors or windows of the demised premises which may diminish the light in, or be unsightly from the exterior of the Building, public halls or corridors;

          (q) the Tenant shall not install in the demised premises any equipment which uses an abnormal amount of electricity without the advance written consent of the Landlord. The Tenant shall ascertain from the Landlord the maximum amount of electrical current which can safely be used in the demised premises, taking into account the capability of the electric wiring in the Building and the demised premises and the needs of other tenants in the Building and shall not use more than such safe capacity. The Landlord's consent to the installation of electric equipment shall not relieve the Tenant from the obligation not to use more electricity than such safe capacity;

          (r) the Tenant may not install carpet padding or carpet by means of a mastic, glue or cement. Such installation shall be by tackless strip or double-faced tape only;

          (s) in addition to all other liabilities, rights and remedies for breach of any covenant of this Section 6, the Tenant shall pay to the Landlord all damages caused by such breach and shall also pay to the Landlord as additional rent an amount equal to any increase in insurance premium or premiums caused by such breach. Any violation of this Section 6 may be restrained by injunction. The Tenant shall be liable to the Landlord for all damages resulting from violation of any of the provisions of this Section 6. The Landlord shall have the right to make and Tenant shall observe, such reasonable rules and regulations as the Landlord or its agent may from time to time adopt on such reasonable notice to be given as the Landlord may elect, Nothing in this Lease shall be construed to impose upon the Landlord any duty or obligation to enforce provisions of this Section 6 or any rules and regulations hereafter adopted, or the terms, covenants or conditions of any other lease as against any other tenant, and the Landlord shall not be liable to the Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Landlord shall provide written notice of any change of rules. Landlord agrees that all rules and regulations heretofore or hereafter issued by the Landlord will be applied and enforced as to Tenant and other occupants of the Building, except where the circumstances reasonably require distinction, in a non-discriminatory manner.

     7. CARE AND MAINTENANCE. Subject to the provisions of Section 10, the Tenant shall, at the Tenant's own expense, keep the demised premises in good order, condition and repair and shall pay for the repair of any damages, ordinary wear and tear excepted, caused by Tenant, its agents, employees or invitees during the term. The Tenant shall pay the Landlord for overtime and for any other expense incurred in the event repairs, alterations, decorating or other work in the demised premises are not made during ordinary business hours at the Tenant's request.

     8. ALTERATIONS. The Tenant shall not do any painting or decorating, or erect any partitions, make any non-structural alterations in or additions to the demised premises or do any nailing, boring or screwing into the ceilings, walls or floors, without the Landlord's prior written consent in each and every instance, which consent shall not unreasonably be withheld, unless the cost of such work is less than $10,000.00, in which case consent shall not be required. Tenants shall not perform any structural repairs or alterations regardless of the cost. Unless otherwise agreed by Landlord and Tenant in writing, all such work shall be performed either by or under the direction of Landlord, but at the cost of Tenant. The Landlord's decision to refuse such consent shall be conclusive. If the Landlord's consent to such alterations or additions is required, the Tenant shall furnish the Landlord for approval:

          (a)  plans and specifications;

          (b)  names and addresses of contractors;

          (c)  copies of contracts;

          (d)  necessary permits;

          (e) indemnification in form and amount satisfactory to Landlord and certificates of insurance from all contractors performing labor or furnishing materials, insuring against any and all claims, costs, damages, liabilities and expenses which may arise in connection with the alterations or additions.

     Landlord may withhold approval of any alterations or additions if the plans or specifications therefor are not acceptable to the Landlord or Landlord's architect or engineer (if any). In connection with any request for approval of any alterations or additions by Tenant, Landlord may retain the services of an outside architect and/or engineer and the reasonable fees of such architect and/or engineer to Landlord shall be reimbursed to Landlord by Tenant. Landlord's approval of any plans or specifications shall not be construed to be an agreement or representation on Landlord's part as to the adequacy or suitability of the Tenant's alterations or additions.

     In the event Landlord permits the alterations or additions to be completed by Tenant's contractor, Landlord reserves the right to require that Tenant shall terminate its contract with any such contractor in the event said contractor shall be engaged in a labor dispute which disrupts said contractor's work. Landlord shall also have the right to order any contractor of Tenant who violates any of Landlord's requirements or standards of work to cease work and to remove himself, his equipment and his employees from the Building. Tenant agrees that its contractors shall not conduct their work in such a manner so as to interfere with or cause any interruption of either (i) Landlord's construction, (ii) another tenant's occupancy or construction, or (iii) other phases of Landlord's operation of the Building.

     Whether the Tenant furnishes the Landlord the foregoing or not, the Tenant hereby agrees to hold the Landlord its beneficiaries, Owner and Owner's partners and their respective agents and employees harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said alterations or additions. Any mechanic's lien filed against the demised premises, or the Building of which the same form a part, for work claimed to have been furnished to the Tenant shall be discharged of record by the Tenant within ten (10) days thereafter, at the Tenant's expense. Upon completing any alterations or additions whether Landlord's approval is required or not, the Tenant shall furnish the Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used and a final set of as-built drawings, plans and specifications. All alterations and additions shall comply with all insurance requirements and with all ordinances, regulations, laws and other requirements of any pertinent governmental authority. All alterations and additions shall be constructed in a good and workmanlike manner and good grades of materials shall be used.

     All additions, decorations, fixtures, hardware, non-trade fixtures and all improvements, temporary or permanent, in or upon the demised premises, whether placed there by the Tenant or by the Landlord, shall, unless the Landlord identifies the need for their removal at the time of installation, become the Landlord's property and shall remain upon the demised premises at the termination of this Lease by lapse of time or otherwise without compensation or allowance of credit to the Tenant. If, upon the Landlord's request, the Tenant does not remove said additions, decorations, fixtures, hardware, non-trade fixtures and improvements earlier identified by Landlord, the Landlord may remove the same and the Tenant shall pay the cost of such removal to the Landlord upon demand. Any damage caused by the removal of additions, decorations, fixtures, hardware, non-trade fixtures and improvements may be repaired by the Landlord at Tenant's expense.

     9. ACCESS TO PREMISES. The Tenant shall permit the Landlord to erect, use and maintain pipes, ducts, wiring and conduits in and through the Premises. The Landlord or Landlord's agents shall have the right upon twenty-four (24) hours prior notice (except for janitorial services or in case of an emergency in which case Landlord shall notify Tenant as promptly as possible) to enter upon the premises, to inspect the same, to perform janitorial and cleaning services and to make such repairs, alterations, improvements or additions to the premises or the Building as the Landlord may deem necessary or desirable, and the Landlord shall be allowed to take all material into and upon said demised premises that may be required therefor without the same constituting an eviction of the Tenant in whole or in part and the rent reserved shall in no wise abate (except as provided in Section 10) while said repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of the Tenant, or otherwise. If the Tenant shall not be personally present to open and permit an entry into said demised premises, at any time, when for any reason an entry therein shall be necessary or permissible, the Landlord or Landlord's agents may enter the same by a master key, or use reasonable force commensurate with the circumstances to enter the Premises, without rendering the Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon the Landlord any obligations, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof, in the exercise of the rights herein provided. The Landlord shall also have the right at any time without the same constituting an actual or constructive eviction and without incurring any liability to the Tenant therefor, to change the arrangement and/or location of entrances or passages, doors and doorways, and corridors, elevators, stairs, toilets or public parts of the Building, and to close entrances, doors, corridors, elevators or other facilities. The Landlord shall not be liable to the Tenant for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street or alley.

     Tenant shall permit Landlord and its agents, upon request, to enter and/or pass through the premises or any part thereof, at reasonable times during normal business hours to show the premises to holders of encumbrances on the interest of Landlord, or prospective purchasers, mortgagees, lessors or tenants of the Building or any portion thereof. Landlord shall also have the right to enter and/or pass through the premises, or any part thereof, at such times as such entry shall be required by circumstances of emergency affecting the premises or any other portion of the Building.

     10. UNTENANTABILITY. If a substantial portion of the demised premises or the Building is made untenantable by fire or other casualty, Landlord may elect:

          (a) to terminate this Lease as of the date of the fire or casualty by notice to the Tenant within ninety (90) days after that date, or

          (b) proceed with all due diligence to repair, restore or rehabilitate the Building or the demised Premises, other than leasehold improvements paid for by Tenant, at Landlord's expense, in which event this Lease shall not terminate. In the event

Landlord proceeds to repair or restore the Building and Premises but is unable to complete the repairs or restoration to the Building and Premises within 180 days after such damage has occurred, then Tenant shall have the right to terminate this Lease by written notice to Landlord which notice must be provided to Landlord no later than 10 days after the expiration of the 180 day period. Landlord shall not be deemed in default with respect to repair or restoration of the Building or the Premises, if the failure to timely perform is due in whole or in part to any strike, labor trouble (whether legal or illegal), civil disorder, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, shortages, accidents, casualties, Acts of God, acts, omissions or delays of or caused by Tenant or any other cause beyond the reasonable control of the Landlord. In such event Tenants right to terminate the Lease shall be extended, by the number of days repair or restoration has been delayed by such act or events.

     In the event the Lease is not terminated pursuant to these provisions, Base Rent shall abate on a per diem basis during the period of untenantability. In the event of the termination of this Lease pursuant to this section, Base Rent shall be apportioned on a per diem basis and paid to the date of the fire or other casualty. In the event that the Building or the demised premises is partially damaged by fire or other casualty but an insubstantial portion of the Building or the demised premises is made untenantable, then Landlord shall, except during the last year of the term hereof, proceed with all due diligence to repair and restore the demised premises or the Building and the Base Rent shall abate in proportion to the non-usability of the demised premises during the period of untenantability. If an insubstantial portion of the demised premises is made untenantable as aforesaid during the last year of the term hereof, Landlord shall have the right to terminate this Lease as of the date of the fire or other casualty by giving written notice thereof to Tenant within thirty (30) days after the date of fire or other casualty, in which event the Base' Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty. Substantial as referred to in this Section 10 shall be more than thirty (30%) percent. No damage, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the demised premises or other portion of the Building except as herein set forth.

     11.  INSURANCE.  Tenant shall carry:

          (a) Comprehensive public liability insurance during the entire term hereof covering both Tenant and Landlord as insureds to afford protection to the limits of not less than $2,000,000 for combined single limit bodily injury and property damage liability.

          (b) Insurance against fire, sprinkler leakage, vandalism, and the extended coverage perils for the full replacement value of all additions, improvements and alterations to the premises, and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the premises.

     All insurance required to be maintained by Tenant shall be on terms and with companies satisfactory to Landlord. Tenant shall, prior to the commencement of the term, and during the term, 30 days prior to the expiration of the policies of insurance, furnish to Landlord certificates evidencing such coverage, which certificates shall state that such insurance coverage may not be changed or cancelled without at least thirty (30) days' prior written notice to Landlord or Tenant.

     12. SUBROGATION. The parties hereto agree to have any and all fire, extended coverage or any and all material damage insurance which may be carried endorsed with the following subrogation clause: "This insurance shall not be invalidated should the insured waive prior to a loss any or all right of recovery against any party for loss occurring to the property described herein"; and each party hereto hereby waives all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance.

     13. EMINENT DOMAIN. If a substantial part of the Building, or a substantial part of the demised premises, shall be lawfully taken or condemned for any public or quasi-public use or purpose, or conveyed under threat of such condemnation, the term of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority, and without apportionment of the award. Tenant hereby assigns to the Landlord Tenant's interest in such award, if any. Current rent shall be apportioned as of the date of such termination.

     If any part of the Building shall be so taken or condemned, or if the grade of any street or alley adjacent to the Building is changed by any competent authority and such taking or change of grade makes it necessary or desirable to demolish, substantially remodel, or restore the Building, the Landlord shall have the right to cancel this Lease upon not less than thirty (30) days' notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by the Landlord to the Tenant for the right of cancellation, and the Tenant shall have no right to share in the condemnation award or in any judgment for damages caused by the change of grade.

     If any insubstantial portion of the premises shall be lawfully taken or condemned or conveyed under threat of condemnation so that the premises can be used by Tenant for the purposes set forth in Section 6, and this Lease is not terminated by Landlord, Landlord shall repair the premises, and the Lease shall be amended to reduce the Tenant's Proportion and Base Rent in the proportion of the amount taken. No temporary taking of the premises and/or Tenant's rights therein shall terminate this Lease. Any award made by reason of any such temporary taking shall belong entirely to Landlord and Tenant shall not be entitled to share therein.

     14. ASSIGNMENT-SUBLETTING. Tenant shall not, without Landlord's prior written consent which consent shall not be unreasonably withheld:

          (a) Assign, hypothecate, mortgage, encumber, or convey this Lease or any interest under it;

          (b) Allow any transfer thereof or any lien upon Tenant's interest by operation of law;

          (c)  Sublet the demised premises in whole or in part; or

          (d) Permit the use or occupancy of the premises by any party other than Tenant, it agents, employees, guests, invitees and licensees.

     The following special provisions relate to cancellation of the Lease upon assignment or subletting:

               (1) If Tenant desires at any time to assign this Lease or to sublet the premises or any portion thereof, it shall first notify Landlord in writing of its desire to do so not less than forty-five (45) days prior to the proposed effective date of such assignment or subletting, such notice to include
(a) the name of the proposed subtenant or assignee; (b) the nature of the proposed subtenant or assignee's business to be carried on in the premises; (c) the terms and provisions of the proposed sublease or assignment; (d) such financial information as Landlord may reasonably request concerning the proposed subtenant or assignee; and (e) an executed copy of the instrument of assignment or sublease. At any time within ten (10) working days after Landlord's receipt of the notice and the above required information in a form and content satisfactory to Landlord, Landlord shall notify the Tenant that:

                    (i)   it consents to the sublease or assignment; or

                    (ii)  it refuses to consent to the sublease or assignment;
or

                    (iii) with respect to the proposed assignment or sublease of the entire premises that it cancels the Lease effective as of the beginning of the sublease term or assignment; or

                    (iv) with respect to the proposed sublease of part of the premises that, effective as of the beginning of the sublease term, it amends the Lease to reduce the premises by the portion of the premises proposed to be sublet and further appropriately amends the Lease because of the reduction of the premises.

               (2) The use for which the premises may he sublet shall be only for lawful office use in keeping with the general character of the Building.

               (3) If Tenant shall sublet or assign the demised premises at a rental in excess of the Base Rent and any additional rent herein provided, any profit generated after reduction of Tenant's expenses related to such sublet, amortized over the remaining term of the Lease, shall be divided equally between Landlord and Tenant. Tenant expenses shall be limited to reasonable legal fees, commissions, Tenants improvements paid for by Tenant and moving allowance paid by Tenant to the Sublessee.

     Any assignment or subletting shall not release Tenant of liability under this Lease or permit any subsequent prohibited act, unless specifically provided in such consent. Tenant agrees to pay to Landlord, on demand, all reasonable costs incurred by Landlord in connection with any request by Tenant of Landlord in connection with any consent to any assignment or subletting by Tenant not to exceed $1,000.00. No assignment shall be binding on Landlord unless such assignee or Tenant shall deliver to Landlord a counterpart of such assignment and an instrument which contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord.

          (4) Tenant shall have the right to assign or transfer any interest in this Lease without Landlord's consent to a "Related Transferee," which term shall mean any of the following: Tenant's parent or any subsidiary or affiliate of Tenant, or a successor to Tenant by way of merger, consolidation, corporate reorganization, or the purchase of all or substantially all of Tenant's assets. Any transfer, sale, pledge or other disposition and/or power to vote the outstanding shares of corporate stock of Tenant shall not be deemed an assignment.

     15. WAIVER OF CLAIMS AND INDEMNITY. To the extent permitted by law, the Tenant releases the Landlord, its beneficiaries, partners and their respective agents and servants from, and waives all claims for, damage to person or property sustained by the Tenant or any occupant of the Building or premises resulting from the Building or premises or any part of either or any equipment or appurtenance becoming out of repair, or resulting from any accident in or about the Building, or resulting directly or indirectly from any act or neglect of any tenant or occupant of the Building or any other person, including Landlord's agents and servants. This Section 15 shall apply especially, but not exclusively, to the flooding of basements or other subsurface areas, and to damage caused by refrigerators, sprinkling devices, air-conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of the Landlord or of other tenants, occupants or servants in the Building or of any other person, and whether such damage be caused or result from any thing or circumstances above mentioned or referred to, or any other thing or circumstances whether of a like nature or of a wholly different nature. If any such damage, whether to the demised premises or to the Building or any part thereof, or whether to the Landlord or to other tenants in the Building, results from any act or neglect of the Tenant, its employees, agents, invitees, and customers, the Tenant shall be liable therefor and the Landlord may, at the Landlord's option, repair such damage and the Tenant shall, upon demand by Landlord, reimburse the Landlord forthwith for the total cost of such repairs. The Tenant shall not be liable for any damage caused by its act or neglect if the Landlord or a tenant has recovered the full amount of the damage from insurance and the insurance company has waived its right of subrogation against the Tenant. All property belonging to the Tenant or any occupant of the premises that is in the Building or the premises shall be there at the risk of the Tenant or other person only, and the Landlord shall not be liable for damages thereto or theft or misappropriation thereof.

     Tenant agrees to indemnify and save the Landlord, its beneficiaries, partners and their respective agents and employees harmless against any and all claims, demands, costs and expenses, including reasonable attorneys' fees for the defense thereof, arising from Tenant's occupation of the demised premises. In case of any action or proceeding brought against Landlord, its beneficiaries, Owner and Owner's partners or their respective agents or employees by reason of any such claim, upon notice from Landlord, Tenant covenants to defend such action or proceeding by counsel reasonably satisfactory to Landlord.

     16. MORTGAGE-GROUND LEASE. Landlord may execute and deliver a mortgage or trust deed in the nature of a mortgage, both sometimes hereinafter referred to as "mortgage" against the Building, the Real Property or any interest thereon, and may sell and lease back the underlying land on which the Building is situated. If the mortgagee or trustee named in any mortgage or trust deed hereafter made shall agree that, if it becomes the owner of the Building by foreclosure or deed in lieu of foreclosure, it will recognize the rights and interest of Tenant under the Lease and not disturb Tenant's use and occupancy of the Premises if and so long as Tenant is not in default under the Lease, then this Lease and the rights of Tenant hereunder shall thereafter be expressly subject and subordinate at all times to any such Mortgage and/or ground lease, and all amendments, modifications and renewals thereof and extensions, consolidations or replacements thereof, and to all advances made or hereafter to be made upon the security thereof. Tenant agrees to execute and deliver such further instruments in confirmation of the subordination of this Lease to said Mortgage or ground lease as may be requested in writing by Landlord from time to time. Tenant hereby appoints Landlord as attorney-in-fact for Tenant with full power and authority to execute and deliver in the name of the Tenant any such instrument in the event Tenant fails to do so.

     Should any Mortgage affecting the Building or the Real Property be foreclosed or if any ground or underlying lease be terminated:

          (a) The liability of the mortgagee, trustee or purchaser at such foreclosure sale or the liability of a subsequent owner designated as Landlord under this Lease shall exist only so long as such trustee, mortgagee, purchase or owner is the owner of the Building or Real Property and such liability shall not continue or survive after further transfer of ownership.

          (b) Upon request of the mortgagee or trustee, Tenant will attorn, as Tenant under this Lease, to the purchaser at any foreclosure sale thereunder, or if any ground or underlying lease be terminated for any reason, Tenant will attorn as tenant under this Lease to the ground Lessor under the ground lease and will execute such instruments as may be necessary or appropriate to evidence such attornment.

          (c) Notwithstanding anything to the contrary contained herein, Mortgagee by notice in writing to Tenant may subordinate its Mortgage to this Lease.

     17. CERTAIN RIGHTS RESERVED TO THE LANDLORD. The Landlord reserves and may exercise the following rights without affecting Tenant's obligations hereunder:

          (a)  to change the name or street address of the Building;

          (b) to install and maintain a sign or signs on the interior or exterior of the Building;

          (c) to have access for the Landlord and the other tenants of the Building to any mail chutes located on the demised premises according to the rules of the United States Post Office;

          (d) to designate all sources furnishing sign painting and lettering, ice, drinking water, towels, coffee cart service and toilet supplies, lamps and bulbs used on the demised premises;

          (e) to decorate, remodel, repair, alter or otherwise prepare the demised premises for reoccupancy if Tenant vacates the demised premises prior to the expiration of the term, and is in default of any provision of this Lease;

          (f)  to retain at all times pass keys to the demised premises;

          (g) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building;

          (h) to exhibit the demised premises to others and to display "For Rent" signs on the demised premises;

          (i) to close the Building after regular working hours and on legal holidays subject, however, to Tenant's right to admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example but not of limitation, that persons entering or leaving the Building identify themselves to a watchman by registration or otherwise and that said persons establish their right to enter or leave the Building;

          (j) to approve the weight, size and location of safes or other heavy equipment or articles, which articles may be moved in, about, or out of the Building or premises only at such times and in such manner as Landlord shall direct and in all events, however, at Tenant's sole risk and responsibility;

          (k) to designate and/or approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment, and to control all internal lighting that may be visible from the exterior of the building.

          (l) to take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the premises or the Building or the Landlord's interests, or as may be necessary or desirable in the operation of the Building.

     The Landlord may enter upon the demised premises and may exercise any or all of the foregoing rights reserved without being deemed guilty of an eviction or disturbance of the Tenant's use or possession and without being liable in any manner to the Tenant and without abatement of rent or affecting any of the Tenant's obligations hereunder.

     18. HOLDING OVER. If the Tenant retains possession of the demised premises or any part thereof after the termination of the term or any extension thereof, by lapse of time or otherwise, the Tenant shall pay the Landlord the monthly rent, (including Rent Adjustment which Landlord may reasonably estimate) at double the rate payable for the month immediately preceding said holding over, computed on a per-month basis, for each month or part thereof that the Tenant thus remains in possession, and in addition thereto, Tenant shall pay the Landlord all damages, consequential as well as direct, sustained by reason of the Tenant's retention of possession, provided, however, that Tenant shall not be responsible for consequential damages incurred during the first thirty
(30) days of any such holdover. Such tenancy shall be subject to every other term, covenant and agreement contained herein. The provisions of this paragraph do not exclude the Landlord's rights of re-entry or any other right here-under.

     19. LANDLORD'S REMEDIES. All rights and remedies of the Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law.

intentionally omitted

          (a) If the Tenant defaults in the payment of rent, and the Tenant does not cure the default within ten (10) days after demand for payment of such rent or if the Tenant defaults in the prompt and full performance of any other provisions of this Lease, and the Tenant does not cure the default within thirty
(30) days after written demand by the landlord that the default be cured (unless the default involves a hazardous condition, which shall be cured forthwith) or if the leasehold interest of the Tenant be levied upon under execution or be attached by process of law or if the Tenant makes an assignment for the benefit of creditors or admits its inability to pay its debts or if a receiver he appointed for any property of the Tenant, or if Tenant abandons the premises and is in default of any provision of this Lease, then and in any such event the Landlord may, if the Landlord so elects but not otherwise, and with or without notice of such election, and with or without any demand whatsoever, either forthwith terminate this Lease and the Tenant's right to possession of the premises or, without terminating this Lease, forthwith terminate the Tenant's right to possession of the premises.

          (b) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of the Tenant's right to possession without termination of the Lease, the Tenant shall surrender possession and vacate the premises immediately, and deliver possession thereof to the Landlord, and hereby grants to the Landlord full and free license to enter into and upon the premises in such event with or without process of law and to repossess the Landlord of the premises as of the Landlord's former estate and to expel or remove the Tenant and any' others who may be occupying or be within the premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing the Landlord's rights to rent or any other right given to the Landlord hereunder or by operation of law.

          (c) Upon termination of the Lease, Landlord shall be entitled to recover as damages a sum of money equal to the present value, on the date of termination, of the Rent provided herein to be paid by Tenant to Landlord for the remainder of the Lease term plus all rent accrued and unpaid up to and including the termination date.

          (d) In the event Landlord elects to terminate Tenant's right to possession without terminating the Lease the Landlord shall take reasonable measures to relet all or any part of the Premises for such rent and upon such terms as shall be satisfactory to Landlord (including the right to relet the Premises for a term greater or lesser than that remaining under the Lease Term, and the right to relet the Premises as part of a larger area, and the right to change the character or use made of the Premises). For the purpose of such reletting, Landlord may decorate or make any repairs, changes, alterations or additions in or to the Premises that may be necessary or convenient. If Landlord is unable to relet the Premises, Tenant shall pay to Landlord on demand the present value, at the time of default, of the Rent herein to be paid by Tenant for the remainder of the Lease Term, plus all rent accrued and unpaid at the time of default. If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the expenses of such decoration, repairs, changes, alterations, additions, the expenses of such reletting and the collection of the rent accruing therefrom (including but not by of limitation, reasonable attorney's fees and brokers' commissions), to satisfy the Rent herein provided to be paid for the remainder of the Lease Term, Tenant shall pay to Landlord on demand any deficiency. Landlord shall not be deemed to have failed to use reasonable measures to relet the Premises by reason of the fact that Landlord has leased or sought to lease other vacant premises in the building in preference to reletting the Premises, or by reason of the fact that Landlord has sought to relet the Premises at a rental rate higher than that payable by Tenant under the Lease (but not in excess of the then current market rental rate).

          (e) Any and all property which may be removed from the premises by the Landlord pursuant to the authority of the Lease or of law, to which the Tenant is or may be entitled, may be handled, removed or stored by the Landlord at the risk, cost and expense of the Tenant, and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. The Tenant shall pay to the Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under the

Landlord's control. Any such property of the Tenant not retaken from storage by the Tenant within thirty (30) days after the end of the term, however terminated, shall be conclusively presumed to have been conveyed by the Tenant to the Landlord under this Lease as a bill of sale without further payment or credit by the Landlord to the Tenant.

          (f) Tenant hereby grants to Landlord a first lien upon the interest of Tenant under this Lease to secure the payment of moneys due under this Lease, which lien may be enforced in equity; and Landlord shall be entitled as a matter of right to have a receiver appointed to take possession of the demised premises and relet the same under order of court.

          (g) The Tenant shall pay upon demand all the Landlord's costs, charges and expenses, including the fees of counsel, agents and others retained by the Landlord, incurred in performing or in enforcing the Tenant's obligations hereunder or incurred by the Landlord in any litigation, negotiation or transaction in which the Tenant causes the Landlord, without the Landlord's fault, to become involved or concerned.

          (h) The obligation of Tenant to pay the Rent reserved during the balance of the Term, or during any extension, or any holdover tenancy created by acts of the parties shall not be deemed to be waived, released or terminated, by the service of any five-day notice, other notice to collect, demand for possession, or notice that the tenancy hereby created will be terminated on the date therein named, the institution of any action of forcible detainer or ejectment or any judgment for possession that may be rendered in such action, or any other act or acts resulting in the termination of the Lease of Tenant's right to possession of the Premises.

          (i) Tenant agrees that Landlord may file suit to recover any sums due to Landlord under this Lease from time to time and that such suit or recovery of any amount due Landlord hereunder shall not be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord.

          (j) A discount rate equal to the lesser 10% per annum or the equivalent yield of U.S. Treasury Bonds having the same maturity as the remainder of the lease term as published in the

Wall Street Journal shall be used for the purpose of calculating present value in paragraphs 19 (c) and (d).

     20. DEFAULT UNDER OTHER LEASE. If the term of any lease, other than this Lease, made by the Tenant for any other demised premises in the Building shall be terminated or terminable after the making of this Lease because of any default by the Tenant under such other lease, such fact shall empower the Landlord, at the Landlord's sole option, to terminate this Lease by notice to the Tenant.

     21. SURRENDER OF POSSESSION. Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Landlord the premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all of its property except as otherwise provided in Section 8.

     If the Tenant does not remove its property of every kind and description from the demised premises prior to the end of the term, however ended, and Landlord shall not have requested the removal of same by Tenant pursuant to
Section 8 hereof, the Tenant shall be conclusively presumed to have conveyed the same to the Landlord under this Lease as a bill of sale without further payment or credit by the Landlord to the Tenant and the Landlord may remove the same and the Tenant shall pay the cost of such removal to the Landlord upon demand.

     Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

     22. NOTICES. Notices and demands required to be given shall be in writing by personal delivery or certified mail return receipt requested.

          (a)  Notices shall be served by upon Tenant at the premises.

          (b) Notice shall be effectively served by Tenant upon Landlord when addressed to Landlord at the Building, to Landlord in care of PROPERTY FACILITY MANAGEMENT GROUP L.L.C., 20 North Michigan Avenue, Suite 400, Chicago, Illinois 60602, or if notified of another address by Landlord, at such latter address.

          (c) Notice by delivery is effective upon delivery. Notice by certified mail is effective two (2) business days after mailing.

     23.  INTENTIONALLY OMITTED

     24. SECURITY DEPOSIT. Tenant agrees to deposit with Landlord, upon the execution of this Lease, the sum of $22,295.59 as security for the full and faithful performance by Tenant of each and every term, provision, covenant and condition of this Lease. If Tenant defaults in respect to any of the terms, provisions, covenants and conditions of this Lease including, but not limited to, payment of the Base Rent and Rent Adjustments, Landlord may use, apply or retain the whole or any part of the security so deposited for the payment of any such rent in default, or for any other sum which the Landlord may expend or be required to expend by reason of Tenant's default including, without limitation, any damages or deficiencies in the reletting of the demised premises, whether such damages or deficiency shall have accrued before or after any re-entry by Landlord. If any of the security shall be so used, applied or retained by Landlord at any time or from time to time, Tenant shall promptly, in each such instance, on written demand therefor by Landlord, pay to Landlord such additional sum as may be necessary to restore the security to the original amount set forth in the first sentence of this paragraph. If Tenant shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this Lease, the security, or any balance thereof, shall be returned to Tenant after the following:

          (a)  the time fixed as the expiration of the term of this Lease;

          (b)  the removal of Tenant and its property from the demised premises;

          (c) the surrender of the demised premises by Tenant to Landlord in accordance with this Lease; and

          (d) the time required for the Rent Adjustment due pursuant to the Lease to have been computed by Landlord and paid by Tenant.

     Except as otherwise required by law, Tenant shall not be entitled to any interest on the aforesaid security. In the absence of evidence satisfactory to Landlord of an assignment of the right to receive the security or the remaining balance thereof, Landlord may return the security to the original Tenant, regardless of one or more assignments of this Lease. Upon the transfer of Landlord's interest under this Lease, Landlord's obligation to Tenant with respect to the security deposit shall terminate upon assumption of such obligation by the transferee.

     25. COVENANT AGAINST LIENS. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlord's title or interest in the Real Property and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Land, Building or the premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the premises, and in case of any such lien attaching, Tenant covenants and agrees immediately to cause it to be released and removed of record.

     26.  RENEWAL OPTION.

          (a) Tenant shall have one option to renew (the "Renewal Option") the Lease for one (1) additional five (5) year term to commence June 1, 2002 and terminate May 31, 2007 (the "Renewal Term") upon notifying Landlord in writing of the election to renew the Lease, not less than one hundred eighty (180) days prior to the Expiration Date (the "Option Notice").

          (b) Annual Base Rent for the Renewal Term shall be the greater of 95% of the current market rental rate ("Market Rent") prevailing at the time of the Option Notice or $309,401.34. Landlord shall advise Tenant in writing regarding Landlord's proposed Market Rent within ten (10) business days of Landlord's receipt of the Option Notice.

          (c) For purposes of the Lease "Market Rent" shall mean the annual rate of rent per square foot of rentable area, including concessions, if any, and building standard tenant improvement allowance for leases with comparable term commencing on or about the same time such rate is to be determined for comparable space in similar buildings within the same geographic area for the same term in arm's length transactions between a landlord and a willing and informed tenant.

          (d) If Tenant disagrees with Landlord's determination of "Market Rent", the parties shall meet and attempt to resolve their disagreement within fifteen (15) business days after Landlord's notice to Tenant designating the "Market Rent". If Landlord and Tenant fail to reach agreement, then the following procedure shall be followed: within five (5) business days after the expiration of the fifteen (15) day period described above, Landlord shall promptly select an MAI appraiser or other real estate professional and Tenant shall promptly select an MAI appraiser or other real estate professional (said two appraisers or professionals are herein the "Initial Appraisers"). Each appraiser shall be independent, familiar with office buildings and rents in the north suburban Chicago area and with a minimum of ten (10) years experience in evaluating office rents. If either Landlord or Tenant fails to designate its Initial Appraiser within the five (5) business days described above, then the Initial Appraiser that has been duly designated by the other party shall determine the "Market Rent". The cost of each Initial Appraiser shall be paid by the party selecting such appraiser. Each appraiser shall submit to Landlord and Tenant, within fifteen (15) business days after both appointments, its written appraisal of the "Market Rent" with respect to the space to be leased based on a five (5) year term beginning as of the date of the Option Notice. If the appraisals of the "Market Rent" determined by the Initial Appraisers are less than ten percent (10%) apart (i.e., the higher appraisal is less than one
                                   ----
hundred ten percent (110%) of the lower appraisal), the "Market Rent" shall be determined by taking the average of the two (2) appraisals. In the event the appraisals of the "Market Rent" determined by the Initial Appraisers are ten percent (10%) or more apart (i.e., the higher appraisal is one hundred ten
                             ----
percent (110%) or more of the lower appraisal), the Initial Appraisers shall, within five (5) business days thereafter, select a third appraiser with the same qualifications or who meets the same criteria as required of the Initial Appraisers ("Third Appraiser"). The Third Appraiser shall submit to Landlord and Tenant, within fifteen (15) business days after its appointment, its written appraisal of the "Market Rent" with respect to the space to be leased as of the

Option Notice. The cost of the Third Appraiser shall be borne equally by Landlord and Tenant. If the appraisal of the Third Appraiser is ten percent (10%) or less at variance from the point that is equidistant between the appraisals of the Initial Appraisers, the average of the three (3) appraisals shall determine the "Market Rent". If the appraisal of the Third Appraiser is more than ten percent (10%) at variance from the point that is equidistant between the appraisals of the Initial Appraisers, the "Market Rent" shall be determined by taking the average of the two (2) closest appraisals.

          (e) In the event Tenant exercises the Renewal Option, Landlord and Tenant shall, within ten (10) days of the determination of the "Market Rent", execute an amendment to the Lease to include the new Monthly Base Rent and Annual Base Rent.

          (f) The Renewal Option shall automatically terminate upon the earliest to occur of: (i) the expiration or termination of the Lease; (ii) the termination of Tenant's right to possession of the Premises; (iii) the failure of Tenant to timely or properly exercise the Renewal Option; (iv) Tenant's default in the performance of its obligations under the Lease which have not been cured within the applicable grace period, if any; or (v) Tenant's assignment or sublease of its interest under the Lease.

     27.  MISCELLANEOUS.

          (a) No receipt of money by the Landlord from the Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the demised premises shall reinstate, continue to extend the term of this Lease or affect any such notice, demand or suit.

          (b) No waiver of any default of the Tenant hereunder shall be implied from any omission by the Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waver and then only for the time and to the extent therein stated.

          (c) The words "Landlord" and "Tenant" wherever used in the Lease shall be construed to mean plural where necessary, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

          (d) Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of the Landlord and the Tenant and their respective heirs, legal representatives, successors and assigns in the event this Lease has been assigned by Landlord or by Tenant with the express written consent of the Landlord.

          (e) Submission of this instrument for examination does not constitute a reservation of or option for the premises. The instrument does not become effective as a lease or otherwise until executed and delivered by both Landlord and Tenant.

          (f) All amounts (unless otherwise provided herein, and other than the Base Rent and Rent Adjustment which shall be due as hereinbefore provided) owed by the Tenant to the Landlord hereunder shall be deemed additional rent and be paid within ten (10) days from the date the Landlord renders statements of account therefor. All such amounts (including Base Rent and Rent Adjustment) shall bear interest from the date due until the date paid at the rate of 2% above the announced Corporate Base rate of interest in effect at The First National Bank of Chicago on the date of payment or at the maximum legal rate of interest, allowed by law, if such maximum legal rate is applicable and lower. Whenever rent is referred to in this Lease, it shall include Base Rent, Rent Adjustment and Additional Rent.

          (g) All riders attached to this Lease and initialed by the Landlord and the Tenant are hereby made a part of this Lease as though inserted in this Lease.

          (h) The headings of sections are for convenience only and do not limit or construe the contents of the sections.

          (i) If the Tenant shall occupy the premises prior to the beginning of the term of this Lease with the Landlord's consent, all the provisions of this Lease shall be in full force and effect as soon as the Tenant occupies the premises.

          (j)  INTENTIONALLY OMITTED

          (k) Landlord and Tenant represent that they have dealt directly with and only with LaSalle Partners and U.S. Equities as broker in connection with this Lease, and that insofar as the Landlord and Tenant know no other broker negotiated this Lease or is entitled to any commission in connection therewith. Landlord and Tenant each indemnifies and holds the other and its beneficiaries, partners and their respective agents and employees harmless from all claims of any other broker or brokers in connection with this Lease. Landlord shall not be obligated to pay any brokers' commissions or other fees to any persons or brokers for (i) the Expansion Space if Tenant exercises the First Termination Option or the Second Termination Option or (ii) the Initial Space for the remaining term of the Lease for the Initial Space if and after the Tenant exercises the First or Second Termination Option.

          (l)  The Tenant agrees that from time to time upon not less than ten
(10) business days' prior request by the Landlord, the Tenant will deliver to the Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and identifying the modifications), (b) the dates to which the rent and other charges have been paid, and (c) that so far as the person making the certificate knows, the Landlord is not in default under any provision of this Lease.

               The Landlord's title is and always shall be paramount to the title of the Tenant, and nothing herein contained shall empower the Tenant to do any act which can, shall or may encumber such title.

          (n) The laws of the State of Illinois shall govern the validity, performance and enforcement of this Lease.

          (o) If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

          (p) Landlord has no obligation pursuant to this Lease except as expressly provided for herein. Landlord's or Owner's liability hereunder shall cease upon the transfer of Landlord's or Owner's interest in this Lease.

          (q) This Lease and Tenant Work Agreement, if any, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant, concerning the demised premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

          (r) The undersigned signators warrant that they have full power and authority to execute this Lease on behalf of the respective parties hereto.

     28. RESERVATION OF RIGHTS. Notwithstanding any provision of Section 6(b) or Section 15 or the Lease to the contrary, no agreement of Tenant in Section 6(b) or 15 shall be deemed to exempt Landlord from liability for damage or injury to persons or damage to property caused by or resulting from the negligence or willful conduct of Landlord, its agents, servants, or employees in the operation or maintenance of the Premises or the Building.

     29. EXCULPATORY CLAUSE. This Lease is executed by LaSalle National Trust, N.A. as Successor Trustee to LaSalle National Bank, not personally, but solely as Trustee under a Trust Agreement dated October 8, 1982 and known as Trust No. 105454, in the exercise of the power and authority conferred upon and vested in it as such Trustee, and under the express direction of the beneficiaries of a certain Trust Agreement dated October 8, 1982 and known as Trust No. 105454. It is expressly understood and agreed that nothing in the Lease contained shall be construed as creating any liability whatsoever against said Trustee personally or said beneficiaries or their agents, and in particular, without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenants, either express or implied, herein contained, to keep, preserve or sequester the beneficiaries and has no authority to bind the beneficiaries to perform any covenant or agreement herein, and that all personal liability of said Trustee (and said beneficiaries and their agents, to the extent permitted by law) of every sort, if any, is hereby expressly waived by Tenant, and every person now or hereafter claiming any right or security hereunder; and that so far as the parties hereto are concerned the owner of any indebtedness of liability accruing hereunder shall look solely to the trust estate from time to time subject to the provisions of said Trust Agreement for payment thereof. It is further understood and agreed that the said trustee has no agents or employees and merely holds naked legal title to the property herein described and has no knowledge respecting rentals, leases or other factual matter with respect to said Premises, except as represented to it by the beneficiaries of said Trust.


IN WITNESS WHEREOF, the parties hereto have executed this Lease the date first above written.

               LANDLORD:      LaSALLE NATIONAL TRUST,N.A., as Successor Trustee
                              to LaSalle National Bank, not personally but solely as Trustee under Trust Agreement dated
                              October 8, 1982 and known as Trust No. 105454.


                              By:________________________________

                              Title:_____________________________



               TENANT:        OPTION CARE, INC., a Delaware corporation

ATTEST:
                              By:________________________________

_________________________     Title:_____________________________

                                   EXHIBIT C
                                   ---------

                        RENT SCHEDULE FOR INITIAL SPACE
                PRIOR TO THE EXPANSION SPACE COMMENCEMENT DATE
                ----------------------------------------------

                                      ANNUAL        MONTHLY
                                    ----------    ----------
11/1/96 - 10/31/97                 $187,756.20    $15,646.35

11/1/97 - 10/31/98                  193,389.00     16,115.75

11/1/98 - 10/31/99                  199,190.64     16,599.22

11/1/99 - 10/31/00                  205,166.28     17,097.19

11/1/00 - 10/31/01                  211,321.32     17,610.11

11/1/01 - 05/31/02                  217,660.92     18,138.41

                                   EXHIBIT D
                                   ---------


RENT SCHEDULE FOR THE PREMISES ON AND AFTER EXPANSION SPACE COMMENCEMENT DATE:

                                      ANNUAL        MONTHLY
                                    ----------    ----------
06/1/97 - 10/31/97                 $259,118.76    $21,593.23

11/1/97 - 10/31/98                  266,892.36     22,241.03

11/1/98 - 10/31/99                  274,899.12     22,908.26

11/1/99 - 10/31/00                  283,146.00     23,595.50

11/1/00 - 10/31/01                  291,640.44     24,303.37

11/1/01 - 05/31/02                  300,389.64     25,032.47